AMENDMENT NO. 7 TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of August 31, 2004 and is made by and among (i) COLLINS INDUSTRIES, INC., a Missouri corporation ("Collins"), COLLINS BUS CORPORATION, a Kansas corporation ("Bus"), WHEELED COACH INDUSTRIES, INC., a Florida corporation ("WCI"), CAPACITY OF TEXAS, INC., a Texas corporation ("Capacity"), MOBILE-TECH CORPORATION, a Kansas corporation ("Mobile"), BRUTZER CORPORATION, an Ohio corporation ("Brutzer"), MID BUS, INC., an Ohio corporation ("Mid Bus"), MOBILE PRODUCTS, INC., a Kansas corporation ("Mobile Products"), and WORLD TRANS, INC., a Kansas corporation ("World Trans," and, together with Collins, Bus, WCI, Capacity, Mobile, Brutzer, Mid Bus, and Mobile Products, the "Borrowers" and each, a "Borrower"), (ii) the financial institutions party to the "Loan Agreement" (as hereinafter defined) from time to time as the Lenders (individually, a "Lender" and collectively, the "Lenders"), and (iii) FLEET CAPITAL CORPORATION, a Rhode Island corporation ("FCC"), as administrative agent for the Lenders (the "Agent").

Preliminary Statements

The Borrowers, the Lenders, and the Agent are parties to a Loan and Security Agreement dated as of May 17, 2002 (as heretofore amended, the "Loan Agreement"; terms defined in the Loan Agreement (and not otherwise defined herein) are used in this Amendment as defined in the Loan Agreement).  FCC is the sole Lender under the Loan Agreement.

The Borrowers have requested that the Loan Agreement be amended to extend the Termination Date of the Revolving Credit Facility and to amortize the outstanding principal balance of Term Loan B, while preserving Borrowers' capacity to borrow under the Term Loan B Facility in accordance with the Loan Agreement.

The Agent and the Lender have agreed to the aforementioned modifications subject to the provisions of this Amendment.

Statement of Agreement

Accordingly, in consideration of the Loan Agreement, the Loans made by the Lender and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Amendments to Loan Agreement.  Effective as provided in Section 2 of this Amendment, the Loan Agreement is hereby amended as follows:

(a)

By amending Section 1.1 Definitions by inserting therein in appropriate alphabetical order, the following new definitions:

(1)

"Amendment No. 7 Effective Date" means August 31, 2004.

"Stock Option Repurchase Program" means a program approved by the board of directors of Collins pursuant to which Collins may in its discretion from time to time from September 1, 2004, through August 31, 2006, repurchase shares of its outstanding common stock from its employees or directors who hold such shares as a result of their exercise of stock options issued prior to the Amendment No. 7 Effective Date, up to a maximum aggregate purchase price for all such repurchases of $1,800,000.

"Term Loan" means any of Term Loan A, Term Loan B or Term Loan C, and refers to both LIBOR Term Loans and Base Rate Term Loans, and “Term Loans” means all such Loans.

"Term Loan C" means the aggregate Loans made to the Borrowers that are evidenced by Term Note C as described in Section 3.1(c).

"Term Note" means any of the Term Notes A, the Term Notes B or the Term Notes C, and "Term Notes" means more than one such Note.

"Term Note C" means any of the promissory notes made by the Borrowers, jointly and severally, payable to the order of a Lender evidencing the obligations of such Borrowers to pay the aggregate unpaid amount of Term Loan C made by such Lender to the Borrowers (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to the same or different Lender, whether issued in connection with a Person becoming a Lender after the Effective Date or otherwise), substantially in the form of Exhibit B-3 hereto, with all blanks properly completed, either as originally executed or as the same may be from time to time supplemented, modified, amended, renewed, extended or refinanced, and "Term Notes C" means more than one such Term Note C.

(b)

By further amending Section 1.1 Definitions by deleting the definitions of "Fixed Charge Coverage Ratio" and "Termination Date" in their entireties and by substituting the following in lieu thereof:

"Fixed Charge Coverage Ratio" means, for any period, the ratio of (i) the sum of consolidated Net Income of Collins and its Consolidated Subsidiaries for such period plus (without duplication) consolidated depreciation expense plus consolidated amortization expense plus consolidated interest expense plus consolidated Non-Cash Charges of Collins and its Consolidated Subsidiaries for such period, to the extent the same were deducted in computing such consolidated Net Income, less the sum of Net Capital Expenditures, Restricted Payments and Restricted Purchases of Collins and its Consolidated Subsidiaries, other than those made pursuant to the Stock Repurchase Program or the Stock Option Repurchase Program, in each case made during such period, to (ii) the sum of consolidated Current Maturities of Long-Term Liabilities and Capitalized Lease Obligations of Collins and its Consolidated Subsidiaries as of the last day of such period plus

(2)

consolidated interest expense of Collins and its Consolidated Subsidiaries for such period; provided, that for any accounting period of less than twelve consecutive months, consolidated Current Maturities of Long-Term Liabilities and Capitalized Lease Obligations of Collins and its Consolidated Subsidiaries as of the date of determination shall be multiplied by a fraction, the numerator of which is the number of months included in such accounting period and the denominator of which is twelve.

"Termination Date" means May 17, 2008, such earlier date as all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility shall have been terminated, or such later date as to which the same may be extended pursuant to the provisions of Section 2.5.

(c)

By amending Section 3.1 Term Loan Facilities by adding a new subsection (c), to read in its entirety as follows:

(c)

Term Loan C. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, FCC agrees, at Borrowers' request, to accept from Borrowers a Term Note C payable to FCC, dated the Amendment No. 7 Effective Date, in the original principal amount of $1,035,750, to evidence the aggregate principal amount of Term Loan B Advances outstanding immediately prior to the Amendment No. 7 Effective Date, and to re-designate such principal amount as "Term Loan C" on Borrower's Loan Account at FCC.  Upon and after the execution and delivery of Term Note C, any determination of Term Loan B Availability shall be made as if the $1,035,750 principal amount of Term Loan B Advances evidenced by Term Note C were not outstanding on the date of such determination of Term Loan B Availability. Borrowers may not reborrow any amount of Term Loan C that is repaid.

(d)

By amending Section 3.3 Repayment of Term Loans by adding a new subsection (c), to read in its entirety as follows:

(c)

Term Loan C. The principal amount of Term Loan C is due and payable, and shall be repaid in full by the Borrowers, in consecutive installments on successive Installment Payment Dates, commencing on October 1, 2004, as follows: fifteen (15) installments each in an amount equal to $51,787.50, and a final installment on the Termination Date in the amount of the then-unpaid balance of such Term Loan C.

(e)

By amending Section 3.5 Term Notes by adding new sentences at the end thereof to read in their entirety as follows:

Each Term Loan C made by each Lender and the obligation of Borrowers to repay such Loan shall be evidenced by this Agreement and by a Term Note C made by the Borrowers, jointly and severally, payable to the order of such Lender.  Each Term Note C shall be dated the Amendment No. 7 Effective Date or the later

(3)

effective date of any Assignment and Acceptance and be duly and validly executed and delivered by the Borrowers.

(f)

By adding Exhibit B-3 to the Loan Agreement in the form of Annex A attached to this Amendment.

2.

Effectiveness of Amendment.  This Amendment shall be effective as of the first date on which the Agent has received each of the following (notice of the acceptance of which is hereby waived), each in form and substance satisfactory to the Agent (the "Amendment No. 7 Effective Date"):

(a)

four (4) copies of this Amendment duly executed and delivered by each Borrower and the Lender;

(b)

the fee described in paragraph 3, below;

(c)

for FCC a Term Note C in the amount of $1,035,750 in the form of Annex A attached hereto with appropriate insertions and completions; and

(d)

such other agreements, certificates, instruments and other documents as any Lender through the Agent may reasonably request in connection with the transactions contemplated hereby.

3.

Amendment Fee.  As consideration for the Agent and the Lender entering into this Amendment, Borrowers jointly and severally agree to pay to the Agent an amendment fee in the amount of $85,000 on the date on which Borrowers execute and deliver to Lender one or more counterparts of this Amendment and, to facilitate such payment, hereby authorize the Agent to charge such amount as a Revolving Credit Loan.

4.

Interest Rate Disclosure.  The Base Rate on the date hereof is 4.50% per annum and, therefore, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is 4.50% per annum with respect to any portion of the Revolving Credit Loans bearing interest as a Base Rate Loan and is 4.50% per annum with respect to any portion of the Term Loan Advances bearing interest as a Base Rate Loan.

5.

Representations and Warranties.  Each Borrower hereby represents and warrants to the Agent and the Lender that it has the corporate or other power and has taken all actions necessary to authorize it to execute and deliver this Amendment and the other documents contemplated to be delivered by it pursuant to this Amendment and to perform its obligations under the Loan Agreement as amended by this Amendment and under such other documents; that this Amendment has been and each such other document when executed and delivered by such Borrower will have been, duly executed and delivered by such Borrower; and that the Loan Agreement as amended hereby and each such other document, constitute legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms.

6.

Effect of Amendment.  From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the

(4)

Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment.  Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

7.

Counterpart Execution; Governing Law; Costs and Expenses.

(a)

Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different  parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed signature page of any party hereto by facsimile transmission shall be as effective as delivery of a manually executed counterpart thereof.

(b)

Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia.

(c)

Expenses.  In furtherance and not in limitation of the provisions of the Loan Agreement, the Borrowers will pay or reimburse the Agent and the Lenders for their costs and expenses, including reasonable fees and disbursements of counsel actually incurred, in connection with the preparation and delivery of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS

COLLINS INDUSTRIES, INC., a Missouri
corporation

By:	/s/ Larry W. Sayre
Larry W. Sayre, Vice President of
Finance and Chief Financial Officer

COLLINS BUS CORPORATION, a Kansas
corporation

By:	/s/ Larry W. Sayre
Larry W. Sayre, Vice President of
Finance and Chief Financial Officer

[Signatures continued on next page]

(5)

WHEELED COACH INDUSTRIES, INC., a
Florida corporation

By:	/s/ Larry W. Sayre
Larry W. Sayre, Vice President of
Finance and Chief Financial Officer

CAPACITY OF TEXAS, INC., a Texas
corporation

By:	/s/ Larry W. Sayre
Larry W. Sayre, Vice President of
Finance and Chief Financial Officer

MOBILE-TECH CORPORATION, a Kansas
corporation

By:	/s/ Larry W. Sayre
Larry W. Sayre, Vice President of
Finance and Chief Financial Officer

BRUTZER CORPORATION, an Ohio
corporation

By:	/s/ Larry W. Sayre
Larry W. Sayre, Vice President of
Finance and Chief Financial Officer

MID BUS, INC., an Ohio corporation

By:	/s/ Larry W. Sayre
Larry W. Sayre, Vice President of
Finance and Chief Financial Officer

 [Signatures continued on next page]

(6)

MOBILE PRODUCTS, INC., a Kansas corporation

By:	/s/ Larry W. Sayre
Larry W. Sayre, Vice President of
Finance and Chief Financial Officer

WORLD TRANS, INC., a Kansas corporation

By:	/s/ Larry W. Sayre
Larry W. Sayre, Vice President of
Finance and Chief Financial Officer

AGENT:

FLEET CAPITAL CORPORATION, a Rhode
Island corporation, as Agent

By:	/s/ Robert B. H. Moore
Robert B. H. Moore
Senior Vice President

LENDER:

FLEET CAPITAL CORPORATION, a Rhode
Island corporation, as Agent

By:	/s/ Robert B. H. Moore
Robert B. H. Moore
Senior Vice President

(7)

ANNEX A

FORM OF TERM NOTE C

$1,035,750.00	August 31, 2004

FOR VALUE RECEIVED, the undersigned, COLLINS INDUSTRIES, INC., a Missouri corporation, COLLINS BUS CORPORATION, a Kansas corporation, WHEELED COACH INDUSTRIES, INC., a Florida corporation, CAPACITY OF TEXAS, INC., a Texas corporation, MOBILE-TECH CORPORATION, a Kansas corporation, WORLD TRANS, INC., a Kansas corporation, BRUTZER CORPORATION, an Ohio corporation, MID BUS, INC., an Ohio corporation, and MOBILE PRODUCTS, INC., a Kansas corporation (the “Borrowers”), hereby jointly and severally unconditionally promise to pay to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation (the “Lender”), at the offices of the Agent located at 300 Galleria Parkway, Suite 800, Atlanta, Georgia 30339, or at such other place within the United States as shall be designated from time to time by the Agent, the principal amount of ONE MILLION THIRTY-FIVE THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($1,035,750.00) in lawful money of the United State of America in federal or other immediately available funds, payable at the times and in the manner provided in the Loan Agreement (as hereinafter defined).

The Borrowers also jointly and severally unconditionally promise to pay interest on the unpaid principal amount of this Note outstanding from time to time for each day from the date hereof until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof.  Nothing contained in this Note or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law.  In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

This Term Note C is one of the Term Notes C referred  to in that certain Loan and Security Agreement dated as of May 17, 2002 (as further amended, modified, supplemented or restated from time to time, the “Loan Agreement”; terms defined in the Loan Agreement being used herein as therein defined) among the Borrowers, the Lender, the other financial institutions party thereto from time to time as “Lender,” and the Agent, is subject to, and entitled to, all provisions and benefits of the Loan Documents, is secured by the Collateral and other property as provided in the Loan Documents, is subject to optional and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the occurrence of one or more Events of Default, all as provided in the Loan Documents.

Presentment for payment, demand, protest and notice of demand, notice of dishonor, notice of non-payment and all other notices are hereby waived by the Borrowers, except to the extent expressly provided in the Loan Agreement.  No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

(1)

The Borrowers hereby jointly and severally agree to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender’s rights hereunder, including, but not limited to, reasonable attorneys’ fees and expenses actually incurred if collected by or through an attorney, whether or not suit is filed.

The provisions of Section 15.5 of the Loan Agreement are hereby expressly incorporated herein.

This Term Note C shall be governed by, and construed in accordance with, the laws of the State of Georgia without giving effect to the conflict of laws principles thereof.

IN WITNESS WHEREOF, the undersigned have executed this Term Note C as of the day and year first above written.

BORROWERS

COLLINS INDUSTRIES, INC.

By:	/s/ Larry W. Sayre
Larry W. Sayre,
Chief Financial Officer

COLLINS BUS CORPORATION

By:	/s/ Larry W. Sayre
Larry W. Sayre,
Chief Financial Officer

WHEELED COACH INDUSTRIES, INC.

By:	/s/ Larry W. Sayre
Larry W. Sayre,
Chief Financial Officer

[Signatures continued on next page]

(2)

CAPACITY OF TEXAS, INC.

By:	/s/ Larry W. Sayre
Larry W. Sayre,
Chief Financial Officer

MOBILE-TECH CORPORATION

By:	/s/ Larry W. Sayre
Larry W. Sayre,
Chief Financial Officer

WORLD TRANS, INC.

By:	/s/ Larry W. Sayre
Larry W. Sayre,
Chief Financial Officer

BRUTZER CORPORATION

By:	/s/ Larry W. Sayre
Larry W. Sayre,
Chief Financial Officer

MID BUS, INC.

By:	/s/ Larry W. Sayre
Larry W. Sayre,
Chief Financial Officer

MOBILE PRODUCTS, INC.

By:	/s/ Larry W. Sayre
Larry W. Sayre,
Chief Financial Officer

(3)